UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 7, 2006

ALLIANCE BANKSHARES CORPORATION
(Exact name of registrant as specified in its charter)

Virginia	000-49976	46-0488111
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)
14200 Park Meadow Drive
Suite 200 South
Chantilly, Virginia 20151
(Address of principal executive offices) (Zip code)
Registrant’s telephone number, including area code: (703) 814-7200
14280 Park Meadow Drive
Suite 350
Chantilly, Virginia 20151 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On Thursday, December 7, 2006, at approximately 11:20 a.m. (eastern time), Thomas A. Young, Jr., president and chief executive officer of Alliance Bankshares Corporation (the Company) will speak at the Ryan Beck & Co., Financial Institutions Investor Conference being held in New York, New York. A copy of the investor presentation provided to conference attendees is attached as Exhibit 99.1 hereto and is incorporated herein by reference. Mr. Young will present an excerpted form of the presentation to conference attendees. The presentation includes information regarding the Company’s financial results for the quarter and nine months ended September 30, 2006 that is not provided in the Company’s earnings announcement released to the public on October 31, 2006 or the Company’s quarterly report on Form 10-Q filed with the Securities and Exchange Commission on November 14, 2006.
The presentation includes the non-GAAP measure “core earnings” for each of the years 2001 through 2005 and the nine months ended September 30, 2006. “Core earnings” excludes from net income the after tax impact of investment security gains and losses and the after tax impact of trading activities. Management believes this non-GAAP measure is important in evaluating the Company’s financial performance from year to year. Due to the large level of gains experienced in 2002 and 2003 with respect to investment securities and trading activities, all investment security gains and losses as well as trading activities are excluded from “core earnings” in order to present a more consistent evaluation of the Company’s performance trends. The table below provides a reconciliation of the non-GAAP core earnings figure to the GAAP net income figure for each of the periods presented (in thousands):

		After Tax Effects
		of Security and	Reported
Year Ended December 31,	Core Earnings	Trading Activities	Net Income
2005	$4,072	$ (14)	$4,058
2004	$2,505	$ 262	$2,767
2003	$2,612	$1,377	$3,989
2002	$1,681	$ 741	$2,422
2001	$ 595	$ 168	$ 763

		After Tax Effects of
Nine Months Ended		Security and Trading	Reported
September 30,	Core Earnings	Activities	Net Income
2006	$4,009	$(84)	$3,925
The information in this report, including the attached Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.
Item 9.01. Financial Statements and Exhibits
     (d) Exhibits.
          99.1 Alliance Bankshares Corporation slide presentation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Bankshares Corporation
(Registrant)
	By:	/s/ Paul M. Harbolick, Jr.

Paul M. Harbolick, Jr. Executive Vice President & Chief Financial Officer
Date: December 7, 2006